February 21, 2013

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Short Duration Fixed Income Fund

Supplement to the Prospectus, Summary Prospectus, and

Statement of Additional Information dated January 30, 2013

At a meeting of the Board of Trustees (the “Board”) of Touchstone Funds Group Trust (the “Trust”) held on February 21, 2013, the Board, including those Trustees who are not “interested persons” of the Trust, as such term is defined in the Investment Company Act of 1940, approved a proposal to reorganize the Touchstone Short Duration Fixed Income Fund (the “ Short Fund”) into the Touchstone Ultra Short Duration Fixed Income Fund (the “Ultra Short Fund”), a separate series of the Trust.  In making their decision, the Board carefully considered the recommendation of both Funds’ investment advisor, Touchstone Advisors, Inc. (the “Advisor”), that the reorganization was advisable due to the similarities in the Funds’ investment strategies and goals and the lower fees and expenses of the Ultra Short Fund.

The reorganization is subject to approval by the Short Fund’s shareholders.  Shareholders of record of the Short Fund as of March 29, 2013 will be mailed additional information detailing the proposed reorganization in a Prospectus/Proxy Statement in April 2013.  A Special Meeting of Shareholders is expected to be held on or about May 13, 2013. Expenses associated with the reorganization will be borne by the Advisor.  If shareholders of the Short Fund approve the reorganization, the Short Fund will liquidate by transferring substantially all of its assets and liabilities to the Ultra Short Fund.  It is anticipated that the reorganization will be on a tax-free basis to the shareholders.  If approved by shareholders, the reorganization is expected to be consummated as of the close of business on or about May 17, 2013.

If the reorganization is approved by shareholders of the Short Fund, all classes of the Fund will be closed to all new and subsequent investments effective as of the close of business on May 14, 2013, except that the Fund may continue to accept systematic contributions from defined contribution and similar plans until such time as it is administratively feasible to terminate these arrangements.  If you participate in an Automatic Investment Plan, automatic deductions will no longer be made from your bank account on or after May 14, 2013.

For more information about the Ultra Short Fund’s investment goals, strategies and risks, see its prospectus and Statement of Additional Information.  You can obtain a copy of the prospectus or Statement of Additional Information by calling 1.800.543.0407, by writing the Trust at P.O. Box 9878, Providence, RI 02940-8078, or by visiting the website at www.TouchstoneInvestments.com.

Please contact your financial advisor or Touchstone Investments at 800.543.0407 if you have any questions.

P.O. Box 9878  •  Providence, RI 02940-8078

Phone: 800.543.0407  •  www.TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-TSDYX-S2-1301